November 20, 2017

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Ultra Short Duration Fixed Income Fund (the "Fund")
Class S Shares - Ticker SSSGX

Supplement to the Prospectus and Summary Prospectus dated October 30, 2017

The section of the Fund's Prospectus and Summary Prospectus, each dated October 30, 2017, entitled "Buying and Selling Fund Shares" is hereby updated to reflect that the Regular Account minimum initial investment relating to Class S shares of the Fund is $2,500.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com
Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-SSSGX-S4-1711